UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 19, 2014

Commission File No. 000-16929

Soligenix, Inc.
(Exact name of small business issuer as specified in its charter)

DELAWARE	41-1505029
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

29 Emmons Drive, Suite C-10 Princeton, NJ	08540
(Address of principal executive offices)	(Zip Code)

(609) 538-8200
(Issuer’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07       Submission of Matters to a Vote of Security Holders.

On June 19, 2014, Soligenix, Inc. (the “Company”) held its 2014 Annual Meeting of Stockholders, at which the following items were voted upon:

(1) Election of Directors:

The following five nominees were elected as directors to serve until the 2015 Annual Meeting of Stockholders by votes as follows:

Name	For	Withheld
Keith L. Brownlie, CPA	9,334,033	98,197
Marco M. Brughera, DVM	9,334,103	98,127
Gregg A. Lapointe, CPA	9,333,203	99,027
Robert J. Rubin, MD	9,333,753	98,477
Christopher J. Schaber, PhD	9,066,624	365,606
Jerome Zeldis, MD, PhD	9,335,383	96,847

There were 6,929,836 broker non-votes in the election of directors.

(2) Ratification of the Appointment of Independent Registered Public Accounting Firm:

The proposal to ratify the appointment of EisnerAmper LLP  as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2014 was approved by votes as follows:

For	Against	Abstain
16,243,337	68,374	50,355

There were no broker non-votes on this proposal.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Soligenix, Inc.
	By:	/s/ Christopher J. Schaber
June 20, 2014		Christopher J. Schaber, Ph.D. President and Chief Executive Officer (Principal Executive Officer)

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